UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

 _______________________________________________________________________________________________________________________________________________________________________________________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):		April 3, 2019

HYSTER-YALE MATERIALS HANDLING, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-54799	31-1637659
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5875 LANDERBROOK DRIVE, SUITE 300, CLEVELAND, OHIO		44124-4069
(Address of principal executive offices)		(Zip code)

(440) 449-9600
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry Into a Material Definitive Agreement
Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement
On April 3, 2019, Hyster-Yale Materials Handling, Inc. (“Hyster-Yale”), its wholly owned subsidiaries, Hyster-Yale Group, Inc., Hyster-Yale Nederland B.V., Hyster-Yale International B.V., Hyster-Yale Holding B.V., Bolzoni Capital Holding B.V., Hyster-Yale UK Limited, Bolzoni Capital UK Limited and Bolzoni Auramo, Inc (collectively, the “Facility Borrowers”), and certain subsidiaries of Hyster-Yale, as guarantors, entered into a Third Amendment to Amended and Restated Loan, Security and Guaranty Agreement (the “Amendment”) with certain financial institutions as lenders, and Bank of America, N.A., as administrative agent and security trustee, for its floating-rate revolving credit facility (the “Facility”). As a result of the Amendment, among other items, (i) the aggregate commitments under the Facility were increased from $200.0 million to $240.0 million and (ii) Bolzoni Auramo, Inc was designated as a “U.S. Borrower” under the Facility. After giving effect to the Amendment, the Facility consists of a U.S. revolving credit facility in the amount of $150.0 million and a non-U.S. revolving credit facility in the amount of $90.0 million.
Certain of the banks and financial institutions that are parties to the Facility and their respective affiliates have in the past provided, are currently providing and in the future may continue to provide investment banking, commercial banking and other financial services to Hyster-Yale and its subsidiaries in the ordinary course of business for which they have received and will receive customary compensation. In the ordinary course of business, such banks and financial institutions and their respective affiliates may participate in loans and actively trade the equity securities of Hyster-Yale for their own account or for the accounts of customers and, accordingly, such banks and financial institutions and their respective affiliates may at any time hold long or short positions in such securities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	April 9, 2019		HYSTER-YALE MATERIALS HANDLING, INC.

		By:	/s/ Suzanne Schulze Taylor
Name: Suzanne Schulze Taylor
Title: Senior Vice President, General Counsel and Secretary